                                                                   EXHIBIT 10.13

                         STOCK SUBSCRIPTION AGREEMENT
                                      FOR
                                 ROBERT LYNCH

     THIS STOCK SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of the 15th day of September, 1997, by and between Outreach Communications Corporation, a Delaware corporation (the "Company"), and Robert Lynch (the "Subscriber"). Capitalized terms used herein are defined in this Agreement or in the Appendix attached hereto.

     WHEREAS, Subscriber desires to purchase shares of the Company's Common Stock, $0.001 par value per share (the "Common Stock");

     WHEREAS, the Company desires to sell and issue shares of its Series A Preferred Stock to certain investors (the "Investors"); and

     WHEREAS, to encourage and facilitate such a Series A Preferred Stock financing, the Subscriber has agreed to subject the shares of Common Stock purchased by Subscriber to vesting arrangements whereby a certain fraction of such shares shall vest according to the terms of this Agreement.

In consideration of the foregoing and the agreements set forth below, Subscriber and the Company agree as follows:

1.  Share Subscription
    ------------------

     1.1  Share Subscription.  Subscriber hereby subscribes to the following
          ------------------
     Shares, which capital stock shall be issued pursuant to the laws of the State of Delaware upon receipt of the consideration described below:

     Class of Stock        Par Value  Number of Shares  Consideration Received
     --------------        --------   ----------------  ----------------------

     Restricted Common     $0.001          589,400            $5,894.00

     1.2  Subscriber's Representations.  Subscriber hereby agrees, represents
          ----------------------------
     and warrants that:

          (a) Subscriber is acquiring the Shares for investment and not with a view to, or for sale in connection with, the distribution of any such Shares;

          (b) Subscriber may not sell or otherwise dispose of such Shares in the absence of either a registration statement under the 1933 Act or an exemption from the registration provisions of the 1933 Act; and

          (c) Subscriber agrees to be bound by any legends that are, in the opinion of the Company, either (i) necessary or appropriate to comply with the provisions of any securities law deemed by the Company to be applicable to the issuance of the Shares and are endorsed upon the share certificates, or (ii) necessary or appropriate to bind Subscriber to the terms of this Agreement.

     1.3  No Registration of the Shares.  Subscriber acknowledges that the
          -----------------------------
     issuance of the Shares subscribed for hereby will not be registered under the 1933 Act and that the Shares must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available. Subscriber understands that the Company is under no obligation to register the Shares or to comply with any exemption available for the resale of the Shares without registration.

2.  Repurchase Right
    ----------------

     2.1  Grant.  The Company is hereby granted the right (the "Repurchase
          -----
     Right"), exercisable at any time during the thirty (30) day period following the date Subscriber ceases for any reason to remain in Service (other than as a result of Subscriber's death or any disability that will preclude Subscriber from remaining in Service for a period of at least 12 months), to repurchase at the Purchase Price any portion of the Shares in which Subscriber is not, at the time of his cessation of Service, vested in accordance with the Vesting Schedule set forth on Exhibit I attached hereto
                                                       ---------
     (such shares to be hereinafter referred to as the "Unvested Shares").

     2.2  Exercise of the Repurchase Right.  The Repurchase Right shall be
          --------------------------------
     exercisable by written notice to Subscriber on or prior to the expiration of the thirty (30) day exercise period. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty (30) days after the date of such notice. The certificates representing the Unvested Shares to be repurchased shall be delivered to the Company prior to the close of business on the date specified for the repurchase. Concurrently with the receipt of such stock certificates, the Company shall pay to Subscriber, in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the number of shares so repurchased times the Purchase Price (appropriately adjusted for all splits, dividends, combinations and recapitalizations).

     2.3  Termination of the Repurchase Right.  The Repurchase Right shall
          -----------------------------------
     terminate with respect to any Unvested Shares for which it is not timely exercised under Section 2.2 herein. In addition, the Repurchase Right shall terminate and cease to be exercisable with respect (i) to any and all Shares in which Subscriber vests in accordance Section 1.4 herein or with the vesting schedule (the "Vesting Schedule") set forth on Exhibit I
                                                                ---------
     attached hereto, or (ii) any Unvested Shares owned by Subscriber if Subscriber's cessation of Service results from Subscriber's death or any disability that will preclude Subscriber from remaining in Service for a period of at least 12 months. All Shares as to which the Repurchase Right lapses shall, however, remain subject to the Market Stand-Off provisions as set forth herein.

     2.4  Change in Control. Immediately prior to the consummation of any Change
          -----------------
     in Control, the Repurchase Right shall automatically lapse with respect to all of the then Unvested Shares, provided, that the Repurchase Right shall
                                      --------
     not so lapse in the event that the acquiring entity or its parent (the "Acquiror") in such Change in Control shall assume all of the obligations and liabilities of the Company pursuant to this Agreement and continue to employ Subscriber such that Subscriber shall continue to vest in the Unvested Shares based upon his continued Service with the Acquiror. Subscriber shall acquire a vested interest in, and the Company's Repurchase Right will accordingly lapse with respect to, all of the Unvested Shares upon Subscriber's Involuntary Termination from Service in connection with, or within the twelve month period following, the Change in Control. "Involuntary Termination" shall mean the termination of Subscriber's Service which occurs by reason of: Subscriber's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or Subscriber's voluntary resignation following (A) a change in his position with the Company which materially reduces his level of responsibility, (B) a reduction in his level of compensation (including base salary and target bonus), (C) a relocation of Subscriber's place of employment by more than thirty (30) miles, or (D) the inability of Subscriber to remain actively employed due to physical or mental disability or other medical condition, provided and only if (in the case of (A) through (C)) such change, reduction or relocation is effected by the Company without Subscriber's consent. "Misconduct" shall mean persistent failure of Subscriber to perform the lawful duties and responsibilities assigned by the Acquiror which are not cured within a reasonable time following Subscriber's receipt of written notice of such failure from the Acquiror, the commission of any act of fraud, embezzlement or dishonesty by Subscriber, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company, or any other intentional misconduct by such person adversely affecting the business or affairs of the Company in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company may consider as grounds for the dismissal or discharge of any person in the Service of the Company.

     2.5  Recapitalization.  Any new, substituted or additional securities or
          ----------------
     other property (including cash paid other than as a regular cash dividend), which is by reason of any Recapitalization distributed with respect to the Shares, shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right. Appropriate adjustments to reflect such distribution shall be made to the number and/or class of Shares subject to this Agreement and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such Recapitalization upon the Company's capital structure; provided, however, that the aggregate Purchase Price shall remain the same.
     --------

3.  Reissuance of Certificates.  Upon receipt by the Company of each Certificate
    --------------------------
representing the Shares, the Company shall issue a new duly executed certificate representing the Shares that shall include each of the legends required by the Purchase Agreement and this Agreement. Each such certificate representing Unvested Shares shall be held in escrow in accordance with the provisions of this Agreement.

4.  Stockholder Rights.  Until such time as the Company exercises the Repurchase
    ------------------
Right pursuant to this Agreement, Subscriber (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Shares, including the Shares held in escrow hereunder, subject, however, to the transfer restrictions set forth herein and in any other agreements between or among the Company, the Investors or other stockholders of the Company to which Subscriber is a party.

5.  Transfer Restrictions.
    ----------------------

     5.1  Restriction on Transfer.  Subscriber shall not transfer, assign,
          -----------------------
     encumber or otherwise dispose of any of the Shares in contravention of the Market Stand-Off under Section 5.4 or the Company's Repurchase Right under
     Section 2.  Such restrictions on transfer, however, shall not be applicable
                                                               ---
     to (i) a gratuitous transfer of the Shares made to Subscriber's spouse or issue, including adopted children, or to a trust for the exclusive benefit of Subscriber or Subscriber's spouse or issue, provided and only if
                                                    --------------------
     Subscriber obtains the Company's prior written consent to such transfer or
     (ii) a transfer of title to the Shares effected pursuant to Subscriber's will or the laws of intestate succession.

     5.2  Transferee Obligations.  Each person (other than the Company) to whom
          ----------------------
     the Shares are transferred by means of one of the permitted transfers specified in Section 5.1 must, as a condition precedent to the validity of such transfer, acknowledge in writing to the Company that such person is bound by the provisions of this Agreement and that the transferred shares are subject to (i) the Company's Repurchase Right granted hereunder and
     (ii) the market stand-off provisions of Section 5.3, to the same extent such shares would be so subject if retained by Subscriber.

     Definition of Owner.  For purposes of Section 5 of this Agreement, the term
     -------------------
     "Owner" shall include Subscriber and all subsequent holders of the Shares who derive their chain of ownership through a permitted transfer from Subscriber in accordance with Section 5.1.

     5.3  Market Stand-Off.
          ----------------

          (a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, Owner shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to, any Shares without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters; provided, however, that in no event shall
                                     --------
               such period exceed one hundred-eighty (180) days.

          (b) In the event of any stock dividend, stock split, recapitalization or other change affecting the Company's outstanding Common Stock effected as a class without receipt of consideration, any new, substituted or additional securities distributed with respect to the Shares shall be immediately subject to the provisions of this
               Section 5.3, to the same extent the Shares are at such time covered by such provisions.

          (c) In order to enforce the limitations of this Section 5.3, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

     5.4  Restrictive Legends.  In addition to any other legends otherwise
          -------------------
          required, the stock certificates for the Shares shall be endorsed with the following restrictive legend:

               "A portion of the shares represented by this certificate are unvested and subject to certain repurchase rights granted to the Company and accordingly may not be sold, assigned, transferred, encumbered, or in any manner disposed of except in conformity with the terms of a written agreement between the Company and the registered holder of the shares (or the predecessor in interest to the shares). A copy of such agreement is maintained at the Company's principal corporate offices."

6.  Escrow.
    ------

     6.1  Deposit.  The certificate(s) for the Shares that are subject to the
          -------
     Repurchase Right shall promptly be deposited in escrow with the Company to be held in accordance with the provisions of this Section 6. Each deposited certificate shall be accompanied by two duly-executed Assignments Separate from Certificate in the form of Exhibit II. The deposited
                                              ----------
     certificates, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Section 6.3.
     Upon delivery of the certificates (or other assets and securities) to the Company, Subscriber shall be issued a receipt acknowledging the number of Shares (or other assets and securities) delivered in escrow.

     6.2  Recapitalization/Reorganization.  Any new, substituted or additional
          -------------------------------
     securities or other property which is by reason of any Recapitalization or Reorganization distributed with respect to the Shares shall be immediately delivered to the Company to be held in escrow under this Section 6, but only to the extent the Shares are at the time subject to the escrow requirements hereunder. However, all regular cash dividends on the Shares (or other securities at the time held in escrow) shall be paid directly to Subscriber and shall not be held in escrow.

     6.3  Release/Surrender.  The Shares, together with any other assets or
          -----------------
     securities held in escrow hereunder, shall be subject to the following terms relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

          (a) Should the Company elect to exercise the Repurchase Right with respect to any Unvested Shares, then the escrowed certificates for those Unvested Shares (together with any other assets or securities attributable thereto) shall be surrendered to the Company concurrently with the payment to Subscriber of an amount equal to the aggregate Purchase Price for such Unvested Shares, and Subscriber shall cease to have any further rights or claims with respect to such Unvested Shares (or other assets or securities attributable thereto).

          (b) Should the Company elect not to exercise the Repurchase Right with respect to any Unvested Shares held at the time in escrow hereunder, then the escrowed certificates for those shares (together with any other assets or securities attributable thereto) shall be immediately released to Subscriber.

          (c) As the Shares (or any other assets or securities attributable thereto) vest in accordance with the Vesting Schedule, the certificates for those vested shares (as well as all other vested assets and securities) shall be released from escrow upon Subscriber's request, but not more frequently than once every three (3) months.

          (d) All Shares that are vested (and any other vested assets and securities attributable thereto) shall be released from the escrow within thirty (30) days after Subscriber's cessation of Service (subject to any right of first refusal outstanding as of the time of Subscriber's cessation of Service).

7.  Restrictions on Transfer; Right of First Refusal.
    ------------------------------------------------

     7.1  Restrictions on Transfer of Shares.  Except as otherwise provided in
          ----------------------------------
     this Agreement, Subscriber will not sell, assign, transfer, pledge, hypothecate, or otherwise encumber or dispose of in any way, all or any part of or any interest in the Shares. Any sale, assignment, transfer, pledge, hypothecation or other encumbrance or disposition of the Shares not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Company and shall not be recognized by the Company.

     7.2  Right of First Refusal.
          ----------------------

          (a)  Transfer Notice.  If at any time Subscriber proposes to transfer
               ---------------
               any Shares to one or more third parties pursuant to an understanding with such third parties (a "Transfer"), then Subscriber shall give the Company written notice of the Subscriber's intention to make the Transfer (the "Transfer Notice"), which Transfer Notice shall include (i) a description of the Shares to be transferred ("Offered Shares"), (ii) the identity of the prospective transferee(s) and (iii) the consideration and the material terms and conditions upon which the proposed Transfer is to be made. The Transfer Notice shall certify that Subscriber has received a firm offer from the prospective transferee(s) and in good faith believes a binding agreement for the Transfer is obtainable on the terms set forth in the Transfer Notice. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer.

          (b)  Company's Option.  The Company shall have an option for a period
               ----------------
               of fifteen (15) business days from receipt of the Transfer Notice to elect to purchase the Offered Shares at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Company may exercise such purchase option and, thereby, purchase all (but not less than all) of the Offered Shares by notifying the Subscriber in writing before expiration of such fifteen (15) business day period as to the number of such Offered Shares which it wishes to purchase. If the Company gives Subscriber notice that it desires to purchase such Offered Shares, then payment for the Offered Shares shall be by check or wire transfer, against delivery of the Offered Shares to be purchased at a place agreed upon between the parties and at the time of the scheduled closing therefor, which shall be no later than forty-five (45) days after the Company's receipt of the Transfer Notice, unless the Transfer Notice contemplated a later closing with the prospective third party transferee(s) or unless the value of the purchase price has not yet been established pursuant to Section 7.2(c).

          (c)  Valuation of Property.  Should the purchase price specified in
               ---------------------
               the Transfer Notice be payable in property other than cash or evidences of indebtedness, the Company shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If Subscriber and the Company cannot agree on such cash value within ten (10) days after the Company's receipt of the Transfer Notice, the valuation shall be made by an appraiser of recognized standing selected by the Subscriber and the Company or, if they cannot agree on an appraiser within twenty (20) days after the

               Company's receipt of the Transfer Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appr aisal shall be shared equally by Subscriber and the Company, with the half of the cost borne by the Company and Subscriber. If the time for the closing of the Company's purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee(s), then such closing shall be held on or prior to the fifth business day after such valuation shall have been made pursuant to this subsection.

          (d)  Non-Exercise of Rights.  To the extent that the Company has not
               ----------------------
               exercised its right to purchase the Offered Shares within the time periods specified in Section 7.2(a), Subscriber shall have a period of thirty (30) days from the expiration of such rights in which to sell the Offered Shares upon terms and conditions (including the purchase price) no more favorable than those specified in the Transfer Notice to the third-party transferee(s) identified in the Transfer Notice. The third-party transferee(s) shall acquire the Offered Shares free and clear of subsequent rights of first refusal under this Agreement. In the event Subscriber does not consummate the sale or disposition of the Offered Shares within the thirty (30) day period from the expiration of these rights, the Company's first refusal rights shall continue to be applicable to any subsequent disposition of the Offered Shares by Subscriber until such right lapses in accordance with the terms of this Agreement.

          (e)  Limitations to Rights of Refusal.  Notwithstanding the provisions
               --------------------------------
               of Section 7.1 and 7.2 of this Agreement, Subscriber may sell or otherwise assign, with or without consideration, Shares to any spouse or member of Subscriber's immediate family, or to a custodian, trustee (including a trustee of a voting trust), executor, or other fiduciary for the account of the Subscriber's spouse or members of Subscriber's immediate family, or to a trust for Subscriber's own self, or a charitable remainder trust, provided that each such transferee or assignee, prior to the completion of the sale, transfer, or assignment shall have executed documents assuming the obligations of Subscriber under this Agreement with respect to the transferred securities.

          (f)  Term.  The provisions of this Section 7 shall terminate upon the
               ----
               earlier of (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the 1933 Act, covering the offer and sale of the Company's Common Stock at a price per share of not less than $5.35 (as adjusted for stock splits, reverse stock splits and the like effected after the date of this Agreement) and an aggregate offering price of not less than $10,000,000, and (ii) the closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company's capital stock such that the stockholders of the Company prior to such transaction own, directly or indirectly, less than 50% of the voting power of the surviving entity.

8.  Legend.  Each existing or replacement  certificate for shares now owned or
    ------
hereafter acquired by Subscriber shall bear the following legend upon its face:

     "THE SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN RIGHT OF FIRST REFUSAL BY AND BETWEEN THE STOCKHOLDER AND THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

9.  Effect of Change in Company's Capital Structure.  Appropriate adjustments
    -----------------------------------------------
shall be made in the number and class of shares in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company.

10.  Miscellaneous Provisions.
     ------------------------

     10.1  Notices.  Unless otherwise provided, any notice required or permitted
           -------
     under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

     10.2  Further Actions.  The parties hereby agree to take whatever
           ---------------
     additional actions and execute whatever additional documents they may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either of them or on the Shares pursuant to the provisions of this Agreement.

     10.3  Amendments and Waivers.  This Agreement represents the entire
           ----------------------
     understanding of the parties with respect to the subject matter hereof and supersedes all previous understandings, whether written or oral. This Agreement may only be amended with the written consent of the Subscriber and the Company, or the successors or assigns of the foregoing, and no oral waiver or amendment shall be effective under any circumstances whatsoever.

     10.4  Governing Law.  This Agreement shall be governed by, and construed in
           -------------
     accordance
     with, the laws of the State of Texas without resort to that State's conflict-of-laws rules.

     10.5  Counterparts.  This Agreement may be executed in counterparts, each
           ------------
     of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     10.6  Successors and Assigns.  The  terms and provisions of this Agreement
           ----------------------
     shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and upon Subscriber, Subscriber's permitted assigns and legal representatives, heirs and legatees of Subscriber's estate, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms hereof.

     10.7  Titles and Subtitles.  The titles and subtitles used in this
           --------------------
     Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     10.8  Severability.  If one or more provisions of this Agreement are held
           ------------
     to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                            OUTREACH COMMUNICATIONS CORPORATION




                            By: /s/ R. C. Estes
                               ----------------------------------
                            Title: C. E. O.
                                  -------------------------------
                            Address:  9101 Burnet Road, Suite 207
                                      Austin, Texas 78758


                            SUBSCRIBER:
                            /s/ Robert Lynch
                            --------------------------------------

                            Robert Lynch
                            Address: 5 Ehrlich Road
                                    ------------------------------
                                     Austin, TX 78746
                                    ------------------------------
                                    ------------------------------

                                      II

                                   EXHIBIT I
                                   ---------

                               VESTING SCHEDULE

       That number of the Shares shall be vested as of the date of execution hereof as is indicated below. The remaining Shares shall be unvested as of the date of execution hereof and shall be subject to repurchase by the Company at the Purchase Price (the "Unvested Shares"). Subscriber shall acquire a vested interest in and the Company's Repurchase Right will lapse with respect to the total number of Unvested Shares as of the date of this Agreement as follows:

Subscriber:                      Robert Lynch

Total Number of Shares:          589,400

Number of Shares Vested
as of Date of this Agreement:    None

Vesting Schedule:                25% of the Total Shares (147,350 shares) shall
                                 vest on March 15, 1998.

                                 The remaining Unvested Shares shall vest (and the Company's Repurchase Right shall lapse) on the basis of one thirty-sixth (1/36) per month on the 15th day of each month, with vesting to begin as of March 15, 1998, and to continue until March 15, 2001.

                                       I

                                 EXHIBIT II
                                 ----------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE

          FOR VALUE RECEIVED [Name] hereby sells, assigns and transfers unto Outreach Communications Corporation (the "Company") __________________________ (______________) shares of the Common Stock of the Company standing in his/her name in the books of the Company represented by Certificate Number(s) _____________ herewith and does hereby irrevocably constitute and appoint
_____________________ its attorney-in-fact to transfer such stock on the books of the Company with full power of substitution in the premises.

Dated: _______________


                                              _______________________


     This Assignment Separate from Certificate was executed in conjunction with the terms of the Repurchase Agreement by and between the above assignor and Outreach Communications Corporation dated September __, 1997.

                                   APPENDIX
                                   --------


The following definitions shall be in effect under the Agreement:

Agreement shall mean this Stock Repurchase Agreement.
---------

Board shall mean the Company's Board of Directors.
-----

Code shall mean the Internal Revenue Code of 1986, as amended.
----

Common Stock shall mean the Company's common stock.
------------

Change in Control shall mean:
-----------------

          a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization; or

          b) The sale, transfer or other disposition of all or substantially all of the Company's assets.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the company's securities immediately before such transaction.

Company shall mean Outreach Communications Corporation., a Delaware corporation.
-------

1933 Act shall mean the Securities Act of 1933, as amended.
--------

Purchase Price shall mean $.01 per share.
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Recapitalization shall mean any stock split, stock dividend, recapitalization,
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combination of shares, exchange of shares or other change affecting the
Company's outstanding Common Stock as a class without the Company's receipt of consideration.

Reorganization shall mean any of the following transactions:
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          (a)  a merger or consolidation in which the Company is not the surviving entity,

          (b) a sale, transfer or other disposition of all or substantially all of the Company's

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

               assets,

          (c) a reverse merger in which the Company is the surviving entity but in which the Company's outstanding voting securities are transferred in whole or in part to a person or persons different from the persons holding those securities immediately prior to the merger, or

          (d) any transaction effected primarily to change the state in which the Company is incorporated or to create a holding company structure.

SEC shall mean the Securities and Exchange Commission.
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Service shall mean the provision of services to the Company (or any Parent or
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Subsidiary) by a person in his or her capacity as an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, as a non-employee member of the Board of Directors or as a consultant.

Shares shall mean 589,400 shares of the Common Stock owned by Subscriber.
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